EUROPEAN EQUITY FUND

SUMMARY PROSPECTUS
May 21, 2015

CLASS A SHARES
Ticker: VEEEX
CLASS C SHARES
Ticker: VEECX

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.theworldfundstrust.com. You may also obtain this information at no cost by calling 1-800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated January 2, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective

The European Equity Fund (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” of this prospectus and in the Fund’s Statement of Additional Information (the “SAI”).

Shareholder Transaction Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)(1)	None	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares		Class C Shares
Management Fee	1.25%		1.25%
Distribution (12b-1) and Service Fees	0.25%		1.00%
Other Expenses	1.98%		1.98%

Total Annual Fund Operating Expenses	3.48%		4.23%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.73%	)	(0.73%	)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.75%		3.50%

(1)	This deferred sales charge applies to Class C Shares sold within two years of purchase.

(2)
Commonwealth Capital Management, LLC (the “Adviser” or “CCM”) has contractually agreed to waive or limit its fees and to assume other operating expenses until May 1, 2016 so that the ratio of total annual operating expenses is limited to 2.75% for the Fund’s Class A Shares and to 3.50% for the Fund’s Class C Shares. Fund Operating expenses do not include interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This expense limitation agreement may be terminated by the Adviser or the Board of Trustees of the Trust at any time after May 1, 2016.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$837	$1,518	$2,220	$4070
Class C Shares	$553(1)	$1,218	$2,097	$4,353

(1)	If you did not redeem your shares, your cost would be $353 for the one year period.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate 40.57% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek to achieve its investment objective by investing in equity securities, (primarily common stocks but also preferred stocks and convertible securities). Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of companies located in Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Europe. Vontobel Asset Management, Inc. (the “Sub-Adviser”), the Fund’s investment sub-adviser, selects securities of companies that are located in, or listed on the exchanges of, European countries, as well as companies that derive at least two-thirds of their sales from such countries. The Fund normally will invest in business activities of not less than three different European countries.

Certain of the countries in which the Fund invests may be considered emerging markets. The Sub-Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As these stock markets develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in these developing markets.

The foreign securities the Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other types of Depositary Receipts (collectively “Depositary Receipts”), to the extent such Depositary Receipts become available. ADRs are typically issued by a U.S. bank or trust company and represent ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and represent ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

In determining which portfolio securities to sell, the Sub-Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

Principal Risks

The value of the Fund’s investments are subject to market, economic and business risks which may cause the Fund’s net asset value (the “NAV”) to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the Fund will achieve its objective.

Equity Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Geographic Focus Risk. To the extent that a Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Foreign Securities Risk. The Fund will invest in foreign securities. These investments may involve financial, economic or political risks that are not ordinarily associated with investments in U.S. securities. Therefore, the Fund’s NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

Emerging Market Securities Risk. The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign securities, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

Trading volume of the stock exchanges in these countries may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price.

Depositary Receipts. In addition to the risks of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Performance Information

The Fund was reorganized on August 15, 2014 from a series of World Funds, Inc., a Maryland corporation (the “Predecessor Fund”), to a series of the World Funds Trust, a Delaware statutory trust (the “Reorganization”). The performance information below is intended to serve as an illustration of the variability of the Fund’s returns since the Fund is a continuation of the Predecessor Fund and has the same investment objective and investment strategies as that fund. The Predecessor Fund’s performance may have been different due to, among other things, differences in fees and expense.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.theworldfundstrust.com or by calling toll-free 800-673-0550.

The following bar chart shows the Fund’s annual returns for the Class A shares of the Fund as of December 31, 2014. The performance of the Fund’s Class C shares would have been lower than the Class A shares returns shown in the bar chart because the expenses of the Classes differ.

Year-By-Year Annual Returns

During the periods shown, the highest quarterly return was 33.52% (quarter ended June 30, 2009) and the lowest quarterly return was -25.61% (quarter ended September 30, 2008).

The quarterly return for the most recent quarter ended March 31, 2015 was 1.89%

Average Annual Total Returns for Periods Ended December 31, 2014

The table below shows how average annual total returns of the Fund’s Class A shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

European Equity Fund Return Before Taxes	1 Year	5 Years	Since Inception
Class A Shares – without load	-5.52%	0.12%	6.59% (2/15/96)
Class A Shares – with maximum load of 5.75%	-10.95%	-1.06%	6.26% (2/15/96)
Class C Shares	-6.26%	-0.71%	10.45% (1/09/03)
European Equity Fund Return After Taxes – Class A Shares	1 Year	5 Years	Since Inception (2/15/96)
Return After Taxes on Distributions	-5.52%	0.12%	6.02%
After Taxes on Distributions and Sale of Fund Shares	-3.12%	0.09%	4.90%
MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)	4.09%	5.74%	4.27%

Investment Adviser and Sub-Adviser

Commonwealth Capital Management, LLC, serves as the investment adviser to the Fund. The Adviser has retained Vontobel Asset Management, Inc. as sub-adviser, to be responsible for the day to day management of the Fund’s investments, subject to supervision of the Adviser and the Board of Trustees.

Vontobel Asset Management, Inc. has informed the Adviser that it proposes to redesign its business model. To that end, it indicated its intent to discontinue its relationship as the Sub-Adviser to the Fund at some point in the near future. However, for the protection of the Fund and the shareholders of the Fund, the Sub-Adviser has agreed with the Adviser and the Trust that it will continue to oversee the investments of the Fund in cooperation with the Adviser so that the Adviser, the Board of Trustees, and the shareholders of the Fund can finalize arrangements for the future oversight of the assets of the Fund. As of the date of this Prospectus the Board and the Adviser have not finalized any such arrangements. It is anticipated that the Board of Trustees and the Adviser will consider a possible replacement adviser, steps to select a successor sub-advisor and portfolio manager, and implementation of related changes to certain investment objectives and policies at a Board of Trustees meeting to be held in May.

Portfolio Manager

Matthew Benkendorf has served as the Portfolio Manager to the Fund since July 1, 2012.

Purchase and Sale Of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $2,500. Subsequent investments must be in amounts of $50 or more. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.